Midstream/Energy Fund

KMF Quarterly Report

August 31, 2019

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson Midstream/Energy Fund, Inc.’s (the “Fund” or “KMF”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

October 25, 2019

Dear Stockholders:

Performance Highlights

The third quarter of fiscal 2019 was a challenging quarter for the Fund. Amidst a volatile backdrop for the energy sector, KMF’s Net Asset Value Return declined by 3.3% during the three months ended August 31, 2019. KMF’s Net Asset Value Return — which is the primary measure we use to gauge the Fund’s performance — is equal to the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through KMF’s dividend reinvestment program). The Fund’s performance was in-line the Alerian MLP Index (total return of negative 3.2%) but lagged the Alerian Midstream Energy Select Index (total return of negative 1.9%).

While fiscal 2019 has seen its fair share of challenges, we are pleased to report that KMF’s Net Asset Value Return was positive for the first nine months of the year (an increase of 3.8%). The Alerian MLP Index’s total return was zero over the same period, and the Alerian Midstream Energy Select Index’s total return was 5.3%.

The main drivers of KMF’s absolute performance during the quarter were as follows:

	Top 5 Contributors to Performance			Bottom 5 Contributors to Performance

	Name	Total Return		Name	Total Return
1.	ONEOK, Inc.	13.5%	1.	The Williams Companies, Inc.	(9.3)%
2.	TC Energy Corporation	6.5%	2.	Tallgrass Energy LP	(15.4)%
3.	Brookfield Renewable Partners LP	18.0%	3.	Enbridge Inc.	(7.7)%
4.	Magellan Midstream Partners, L.P.	10.1%	4.	EnLink Midstream LLC(1)	(19.5)%
5.	Phillips 66 Partners LP	16.5%	5.	Antero Midstream Corp.	(40.1)%

(1)	Includes common and preferred equity investments.

Market Update

Second quarter financial results for the midstream sector were very good. Large diversified midstream companies — many of which make up KMF’s top 10 holdings — announced financial results that easily beat consensus estimates. We continue to expect that 2019 will be a year of strong financial results for most companies in the midstream industry. Notwithstanding our outlook for this year, activity levels in the energy industry are being reduced (a topic we will review in more detail later in this letter), and this will likely have an impact on financial results for certain companies in the midstream sector during 2020. While we believe this is more than reflected in current stock prices, we continue to focus KMF’s portfolio on high-quality midstream companies with scale, diversification, and integrated asset suites. These businesses have performed best over the last 12 months and, in our opinion, will continue to outperform.

It has been an active few months on the M&A front in the midstream industry. In late August, Blackstone Infrastructure Partners announced an offer to take Tallgrass Energy (NYSE: TGE) private, and we expect a definitive agreement to be finalized before year end. As a reminder, Blackstone and its partners already own 44% of Tallgrass as a result of an investment made earlier this year. More recently, Energy Transfer (NYSE: ET) announced an agreement to acquire SemGroup Corporation (NYSE: SEMG). In both cases, the company is being acquired at a substantial premium to its stock price before the deal was announced. We continue to believe midstream valuations are attractive and are not surprised to see private equity firms and larger midstream companies acquiring midstream assets. We expect this trend to continue over the next few years as smaller midstream companies opt either to combine with larger public entities or be “taken private” by financial sponsors. We are following this trend very closely and will look to position KMF to benefit from this M&A activity.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

It is also worth noting two recent simplification transactions. In July, Phillips 66 Partners (NYSE: PSXP), agreed to issue common units to its general partner, Phillips 66 (NYSE: PSX), in exchange for the partnership’s incentive distribution rights (or IDRs). In September, Hess Midstream Partners (NYSE: HESM) announced a series of transactions with its parent, Hess Corporation (NYSE: HES), and Global Infrastructure Partners to contribute midstream assets to the partnership and eliminate its IDRs. As we have discussed in prior stockholder letters, we believe it is essential for companies in the midstream industry to simplify corporate structures and eliminate IDRs. Importantly, most midstream companies have already taken these actions, and only a small handful of companies have not yet completed these steps.

Investor sentiment towards the energy sector remains very poor. This sentiment has been influenced by the sector’s weak stock price performance over the last few years as well as investors’ belief that the industry must “change its ways” and be a better steward of investors’ capital (more on that topic in a minute). Concerns about the state of the global economy have also contributed to this malaise. In response to investor demands and the current market conditions, activity levels in the upstream sector have declined during 2019 (the rig count is down over 20% on a year-to-date basis), and signs are pointing towards a further slowdown in drilling activity during 2020. We expect domestic production to continue to increase but have reduced our growth expectations in light of these revised activity levels. This slowdown could have a negative impact on certain companies in the midstream sector and is another reason we favor larger, more diversified companies in KMF’s portfolio at this time.

Capital efficiency and shareholder returns have remained at the forefront of investor’s focus, and this message continues to be emphasized to management teams across all industries of the energy sector. In our opinion, investors have been very clear — a “growth at all cost” mindset will not be tolerated. Further, investors want energy companies to generate free cash flow and increase the amount of capital they return to investors through debt reduction, dividends, and share buybacks. We expect this topic to be a key area of focus on third quarter earnings calls — particularly in light of a more uncertain economic outlook. The midstream sector — which has materially improved its financial footing over the last three years — is well positioned to generate meaningful amounts of free cash flow as new projects are placed in service and capital spending abates. In our conversations with midstream company management teams, we continue to advocate for disciplined capital spending — the slowdown in activity levels by upstream companies has increased our conviction that capital expenditure levels need to decline in the midstream industry. We plan to cover this topic in more detail in this year’s annual letter.

Please visit our website at www.kaynefunds.com for more information about the Fund. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Fund’s performance, key industry trends, and the midstream sector. We appreciate your investment in the KMF and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2019, we had total assets of $857 million, net assets applicable to our common stockholders of $578 million (net asset value of $12.26 per share), and 47 million shares of common stock outstanding. As of August 31, 2019, we held $830 million in equity investments and $14 million in debt investments.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2019.

Holding		Category(1)	Amount ($ in millions)	Percent of Long-Term Investments
1.	ONEOK, Inc.	Midstream Company	$79.7	9.4%
2.	The Williams Companies, Inc.	Midstream Company	73.7	8.7
3.	Plains GP Holdings, L.P.(2)	Midstream Company	63.5	7.5
4.	Kinder Morgan, Inc.	Midstream Company	48.0	5.7
5.	TC Energy Corporation	Midstream Company	44.2	5.2
6.	Enterprise Products Partners L.P.	Midstream MLP	43.7	5.2
7.	Pembina Pipeline Corporation	Midstream Company	43.0	5.1
8.	Targa Resources Corp.	Midstream Company	38.0	4.5
9.	Energy Transfer LP	Midstream MLP	35.2	4.2
10.	Enbridge Inc.	Midstream Company	34.1	4.0

			$503.1	59.5%

(1)	See Glossary of Key Terms for definitions.

(2)

Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

Results of Operations — For the Three Months Ended August 31, 2019

Investment Income.    Investment income totaled $6.6 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $15.0 million of dividends and distributions, of which $8.5 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Interest income was $0.2 million.

Operating Expenses.    Operating expenses totaled $6.0 million, including $2.8 million of investment management fees, $2.0 million of interest expense, $0.8 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $0.2 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.05 million of non-cash amortization.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Investment Income.    Our net investment income totaled $0.6 million.

Net Realized Losses.    We had net realized losses of $0.9 million, which included $0.1 million of net realized gains from option activity.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $21.6 million from investments.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $21.9 million. This decrease was comprised of net investment income of $0.6 million, net realized losses of $0.9 million and a net decrease in unrealized gains of $21.6 million, as noted above.

Distributions to Common Stockholders

Our distributions are funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2019
Distributions and Other Income from Investments
Dividends	$15.0
Interest	0.3
Net Premiums Received from Call Options Written	0.2

Total Distributions and Other Income from Investments	15.5
Expenses
Investment Management Fee	(2.8)
Other Expenses	(0.4)
Interest Expense	(1.9)
Preferred Stock Distributions	(0.7)

Net Distributable Income (NDI)	$9.7

Weighted Shares Outstanding	47.2

NDI per Weighted Share Outstanding	$0.205

Adjusted NDI per Weighted Share Outstanding	$0.205

Distributions per Common Share(1)	$0.225

(1)	Monthly distribution of $0.075 per common share paid, or to be paid, September 30, 2019, October 31, 2019 and November 29, 2019.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock. The Fund has provided guidance on the expected distribution level for 2019 (monthly distribution rate of $0.075 per common share). The Fund plans to reassess its distribution level each December and provide guidance for the following twelve months.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At August 31, 2019, we had total leverage outstanding of $276 million, which represented 32% of total assets. Total leverage was comprised of $201 million of Notes and $75 million of MRP Shares. At August 31, 2019, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and we had $12 million of cash and cash equivalents. As of October 25, 2019, we had no borrowings outstanding under our Credit Facility and we had $17 million of cash and cash equivalents.

Our Credit Facility has a 364-day term, maturing on February 7, 2020 and a total commitment amount of $100 million. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility. We expect to renew this facility prior to its maturity date.

At August 31, 2019, we had $201 million of Notes outstanding that mature between 2020 and 2025 and we had $75 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2024.

At August 31, 2019, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 425% for debt and 310% for total leverage (debt plus preferred stock). As of October 25, 2019, our asset coverage ratios were 420% for debt and 306% for total leverage. Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of August 31, 2019, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.72%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 145.8%
Equity Investments(1) — 143.4%
United States — 117.5%
Midstream Companies(2) — 77.2%
Antero Midstream Corporation	1,021	$7,261
EnLink Midstream, LLC	2,656	21,089
EnLink Midstream Partners, LP, — Series C Preferred Units(3)	8,655	6,534
Equitrans Midstream Corporation	250	3,373
GasLog Partners LP(4)	1,289	24,421
Golar LNG Partners LP(4)	697	6,841
Höegh LNG Partners LP(4)	1,062	15,530
Kinder Morgan, Inc.	2,369	48,019
KNOT Offshore Partners LP(4)	1,709	31,743
ONEOK, Inc.(5)	1,118	79,661
Plains GP Holdings, L.P.(4)(6)	2,205	48,341
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(6)(7)(8)	690	15,115
Rattler Midstream LP(4)(9)	343	6,275
Tallgrass Energy, LP(4)(10)	1,050	20,564
Targa Resources Corp.	1,053	38,043
The Williams Companies, Inc.	3,122	73,686

		446,496

Midstream MLPs(2)(11) — 36.0%
BP Midstream Partners LP	342	5,079
Cheniere Energy Partners, L.P.	178	7,780
Crestwood Equity Partners LP	243	8,881
DCP Midstream, LP	451	10,975
Energy Transfer LP	2,588	35,223
Enterprise Products Partners L.P.	1,532	43,690
EQM Midstream Partners, LP — Convertible Preferred Units(7)(12)(13)	205	8,885
Global Partners LP	450	8,472
Hess Midstream Partners LP	50	949
Magellan Midstream Partners, L.P.	354	23,611
MPLX LP	625	17,444
Phillips 66 Partners LP	263	14,471
Shell Midstream Partners, L.P.	519	9,974
TC PipeLines, LP	21	830
Western Midstream Partners, LP	511	11,767

		208,031

Other Energy Companies — 4.3%
Atlantica Yield plc	483	11,484
Phillips 66	30	2,939
Sempra Energy	35	4,957
Viper Energy Partners LP	198	5,727

		25,107

Total United States (Cost — $691,804)		679,634

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description				No. of Shares/Units	Value
Canada — 25.9%
Midstream Companies(2) — 22.6%
Enbridge Inc.				1,020	$34,120
Keyera Corp.				397	9,569
Pembina Pipeline Corporation				1,172	42,985
TC Energy Corporation(5)				863	44,200

					130,874

Other Energy Company — 3.3%
Brookfield Renewable Partners L.P.				420	15,726
Jupiter Resources Inc.(7)(12)(14)				1,229	3,379

					19,105

Total Canada (Cost — $144,628)					149,979

Total Equity Investments (Cost — $836,432)					829,613

		Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 2.4%
United States — 2.4%
Upstream —1.4%
Ascent Resources Utica Holdings, LLC(7)		10.000%	4/1/22	$3,600	3,645
Ascent Resources Utica Holdings, LLC(7)		7.000	11/1/26	5,000	4,180

					7,825

Midstream Company(2) — 1.0%
Antero Midstream Corporation(7)		5.750	3/1/27	500	460
Antero Midstream Corporation(7)		5.750	1/15/28	3,920	3,577
Epic Crude Services, LP(7)		(15)	2/21/26	2,000	1,935

					5,972

Total Debt Investments (Cost — $13,439)					13,797

Total Long-Term Investments (Cost — $849,871)					843,410

				No. of Shares/Units
Short-Term Investment — Money Market Fund — 1.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 1.95%(16) (Cost — $9,687)				9,687	9,687

Total Investments — 147.5% (Cost — $859,558)					853,097

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(17)
Liabilities
Call Option Contracts Written(14)
United States
Midstream Company
ONEOK, Inc. (Premiums Received — $43)	$72.50	9/20/19	500	$3,564	(42)

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Notional Amount(19)	Value
Canada
Midstream Company
TC Energy Corporation (Premiums Received — $53)	$50.00	9/20/19	750	$3,843	$(135)

Total Call Option Contracts Written (Premiums Received — $96)					(177)

Debt					(200,923)
Mandatory Redeemable Preferred Stock at Liquidation Value					(75,000)
Other Assets in Excess of Other Liabilities					1,494

Net Assets Applicable to Common Stockholders					$578,491

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions of Midstream Companies and Midstream MLPs.

(3)

Series C Preferred Units are cumulative redeemable perpetual units. Distributions on the Series C Preferred Units are payable at a rate of 6.0% per annum through December 15, 2022. On and after December 15, 2022, the rate will be based on three-month LIBOR, determined quarterly, plus 4.11%.

(4)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(5)	Security or a portion thereof is segregated as collateral on option contracts written.

(6)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(7)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2019, the aggregate value of restricted securities held by the Fund was $41,176 (4.8% of total assets), which included $28,912 of Level 2 securities and $12,264 of Level 3 securities. See Note 7 — Restricted Securities.

(8)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2019, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(9)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(10)

On August 27, 2019, Tallgrass Energy, LP (“TGE”) announced that it received a non-binding proposal from Blackstone Infrastructure Partners (“Blackstone”) to acquire all of the outstanding Class A shares not already owned by Blackstone for $19.50 per share in cash. TGE has formed a conflicts committee to consider the proposal.

(11)

Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.3% of its total assets invested in publicly-traded partnerships at August 31, 2019. It is the Fund’s intention to be treated as a RIC for tax purposes.

(12)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(13)	On April 10, 2019, the Fund purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). The EQM Convertible Preferred Units have a one-year lock-up through April 10, 2020. Holders of the EQM Convertible Preferred Units may convert on a one-for-one basis to EQM common units any time after April 10, 2021.

(14)	Security is non-income producing.

(15)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 500 basis points with a 1.00% LIBOR floor (7.04% as of August 31, 2019).

(16)	The rate indicated is the yield as of August 31, 2019.

(17)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2019.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2019

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $759,213)	$779,954

Affiliated (Cost — $90,658)	63,456

Short-term investments (Cost — $9,687)	9,687

Cash	2,000

Deposits with brokers	329

Interest, dividends and distributions receivable	1,716

Deferred credit facility and term loan offering costs and other assets	341

Total Assets	857,483

LIABILITIES

Investment management fee payable	926

Accrued directors’ fees	56

Call option contracts written (Premiums received — $96)	177

Accrued expenses and other liabilities	3,026

Notes	200,923

Unamortized notes issuance costs	(565)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,000,000 shares issued and outstanding)	75,000

Unamortized mandatory redeemable preferred stock issuance costs	(551)

Total Liabilities	278,992

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$578,491

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,197,462 shares issued and outstanding, 197,000,000 shares authorized)	$47

Paid-in capital	872,096

Total distributable earnings (loss)	(293,652)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$578,491

NET ASSET VALUE PER COMMON SHARE	$12.26

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2019	For the Nine Months Ended August 31, 2019
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$13,905	$42,869
Affiliated investments	1,042	2,953
Money market mutual funds	37	142

Total dividends and distributions (after foreign taxes withheld of $308 and $839, respectively)	14,984	45,964
Return of capital	(8,490)	(31,562)
Distributions in excess of cost basis	(117)	(478)

Net dividends and distributions	6,377	13,924
Interest income	253	1,328

Total Investment Income	6,630	15,252

Expenses
Investment management fees	2,804	8,429
Professional fees	127	385
Administration fees	66	206
Directors’ fees	66	185
Reports to stockholders	52	150
Insurance	38	113
Custodian fees	18	56
Other expenses	49	133

Total Expenses — before interest expense and preferred distributions	3,220	9,657
Interest expense and amortization of offering costs	1,989	6,130
Distributions on mandatory redeemable preferred stock and amortization of offering costs	774	2,323

Total Expenses	5,983	18,110

Net Investment Income (Loss)	647	(2,858)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(993)	12,094
Investments — affiliated	—	—
Foreign currency transactions	(6)	(9)
Options	127	679

Net Realized Gains (Losses)	(872)	12,764

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(20,677)	6,729
Investments — affiliated	(866)	1,047
Foreign currency translations	2	1
Options	(83)	(80)

Net Change in Unrealized Gains (Losses)	(21,624)	7,697

Net Realized and Unrealized Gains (Losses)	(22,496)	20,461

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(21,849)	$17,603

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30, 2018
OPERATIONS
Net investment loss(1)	$(2,858)		$(4,562)
Net realized gains (losses)	12,764		(8,281)
Net change in unrealized gains (losses)	7,697		(55,070)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,603		(67,913)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(33,716	)(2)	(2,884	)(3)
Distributions — return of capital	—	(2)	(31,610	)(3)

Dividends and Distributions to Common Stockholders	(33,716)		(34,494)

CAPITAL STOCK TRANSACTIONS
Issuance of 26,844,329 shares of common stock in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.	—		405,460
Offering expenses associated with the issuance of common stock in merger	—		(293	)(4)
Common stock purchased under the share repurchase program (1,681,037 shares)	(19,999)		—

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	(19,999)		405,167

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(36,112)		302,760

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	614,603		311,843

End of period	$578,491		$614,603

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $2,180 paid to holders of MRP Shares during the nine months ended August 31, 2019 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $1,912 paid to holders of MRP Shares for the fiscal year ended November 30, 2018 were characterized as dividends. A portion of the distributions characterized as dividends for the fiscal years ended November 30, 2018 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

(2)

Distributions paid to common stockholders for the nine months ended August 31, 2019 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)

Distributions paid to common stockholders for the fiscal year ended November 30, 2018 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2019

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations	$17,603

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Return of capital distributions	31,562

Distributions in excess of cost basis	478

Net realized gains (excluding foreign currency transactions)	(12,773)

Net change in unrealized gains (excluding foreign currency translations)	(7,696)

Accretion of bond discounts, net	(262)

Purchase of long-term investments	(182,822)

Proceeds from sale of long-term investments	237,156

Purchase of short-term investments, net	(7,800)

Increase in deposits with brokers	(83)

Decrease in receivable for securities sold	1,249

Decrease in interest, dividends and distributions receivable	1,137

Amortization of deferred debt offering costs	504

Amortization of mandatory redeemable preferred stock offering costs	143

Decrease in other assets	93

Decrease in investment management fee payable	(29)

Increase in premiums received on call option contracts written	67

Decrease in accrued directors’ fees	(18)

Decrease in accrued expenses and other liabilities	(389)

Net Cash Provided by Operating Activities	78,120

CASH FLOWS FROM FINANCING ACTIVITIES

Decrease in borrowings under credit facility	(24,000)

Shares of common stock repurchased	(19,999)

Costs associated with renewal of credit facility	(405)

Cash distributions paid to common stockholders	(33,716)

Net Cash Used in Financing Activities	(78,120)

NET CHANGE IN CASH	—

CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2019, interest paid related to debt obligations was $5,832.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30,
			2018		2017	2016

Per Share of Common Stock(1)
Net asset value, beginning of period	$12.57		$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.06)		(0.18)		0.14	(0.07)
Net realized and unrealized gains (losses)	0.39		(0.19)		(2.10)	1.43

Total income (loss) from operations	0.33		(0.37)		(1.96)	1.36

Common dividends — dividend income(3)	(0.70)		(0.10)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—		—		—	—
Common distributions — return of capital(3)	—		(1.10)		(1.27)	—

Total dividends and distributions — common	(0.70)		(1.20)		(1.30)	(1.50)

Offering expenses associated with the issuance of common stock	—		(0.01	)(5)	—	—
Effect of shares issued in reinvestment of distributions	—		—		—	(0.01)
Effect of issuance of common stock	—		—		—	—
Effect of common stock repurchased	0.06		—		—	—

Net asset value, end of period	$12.26		$12.57		$14.15	$17.41

Market value per share of common stock, end of period	$10.54		$10.96		$12.88	$15.33

Total investment return based on common stock market value(6)	2.4	%(7)	(6.7)%		(8.7)%	12.7%
Total investment return based on net asset value(8)	3.8	%(7)	(2.6)%		(11.7)%	12.7%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$578,491		$614,603		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(10)	1.8%		1.8%		1.7%	1.8%
Other expenses	0.3		0.4		0.4	0.5

Subtotal	2.1		2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8		1.8		1.7	3.8
Management fee waiver	—		—		—	—
Excise taxes	—		—		—	—

Total expenses	3.9%		4.0%		3.8%	6.1%

Ratio of net investment income (loss) to average net assets(2)	(0.6)%		(1.1)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	2.9	%(7)	(16.1)%		(11.9)%	10.3%
Portfolio turnover rate	20.6	%(7)	21.9%		25.5%	48.2%
Average net assets	$617,481		$420,605		$360,869	$314,015
Notes outstanding, end of period(11)	$200,923		$200,923		$91,000	$91,000
Credit facility outstanding, end of period(11)	$—		$24,000		$—	$—
Term loan outstanding, end of period(11)	$—		$—		$—	$27,000
Mandatory redeemable preferred stock, end of period(11)	$75,000		$75,000		$35,000	$35,000
Average shares of common stock outstanding	48,138,317		30,639,065		22,034,170	21,975,582
Asset coverage of total debt(12)	425.2%		406.6%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(13)	309.7%		304.9%		347.5%	350.7%
Average amount of borrowings per share of common stock during the period(1)	$4.25		$4.39		$5.16	$4.86

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61

Total income (loss) from operations	(18.12)		5.60	8.55

Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—

Total dividends and distributions — common	(3.82	)(4)	(1.91)	(1.81)

Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—

Net asset value, end of period	$17.56		$39.51	$35.75

Market value per share of common stock, end of period	$15.46		$35.82	$32.71

Total investment return based on common stock market value(6)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(8)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(10)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2

Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1

Total expenses	5.0%		3.6%	3.9%

Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(11)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(11)	$—		$—	$50,000
Term loan outstanding, end of period(11)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(11)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(12)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(13)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,		For the Period November 24, 2010(14) through November 30, 2010
	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.94	$23.80	$23.83	(15)
Net investment income (loss)(2)	0.17	0.29	(0.02)
Net realized and unrealized gains (losses)	4.64	3.12	(0.01)

Total income (loss) from operations	4.81	3.41	(0.03)

Common dividends — dividend income(3)	(1.30)	(1.20)	—
Common distributions — long-term capital gains(3)	(0.41)	—	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.71)	(1.20)	—

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	(0.03)	(0.04)	—
Effect of issuance of common stock	—	(0.03)	—
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$29.01	$25.94	$23.80

Market value per share of common stock, end of period	$28.04	$22.46	$25.00

Total investment return based on common stock market value(6)	33.3%	(5.5)%	0.0	%(7)
Total investment return based on net asset value(8)	19.4%	14.7%	(0.1	)%(7)
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$635,226	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.6%	1.3%
Other expenses	0.3	0.3	0.3	(16)

Subtotal	2.0	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.3	—
Management fee waiver	—	(0.3)	(0.3)
Excise taxes	—	—	—

Total expenses	3.8%	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	0.6%	1.1%	(1.3	)%(16)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	16.8%	13.4%	(0.1	)%(7)
Portfolio turnover rate	67.6%	74.1%	0.0	%(7)
Average net assets	$620,902	$537,044	$452,775
Notes outstanding, end of period(11)	$165,000	$115,000	$—
Credit facility outstanding, end of period(11)	$48,000	$45,000	$—
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$65,000	$35,000	$—
Average shares of common stock outstanding	21,794,596	21,273,512	19,004,000
Asset coverage of total debt(12)	428.7%	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(13)	328.5%	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$8.85	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the nine months ended August 31, 2019 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(14)	Commencement of operations.

(15)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(16)

For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund” or “KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making quarterly cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). Pursuant to the terms of the merger agreement approved by stockholders of KYE, KMF acquired all of the net assets of KYE in exchange for an equal net asset value of newly issued KMF common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of August 31, 2019, the Fund held 2.1% of its net assets applicable to common stockholders (1.4% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2019 was $12,264. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 —Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments in MLPs and Midstream Companies generally are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Fund estimates the return of capital portion of dividends received from Midstream Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three and nine months ended August 31, 2019, the Fund estimated $8,490 and $31,562, respectively, of return of capital and $117 and $478, respectively, of distributions that were in excess of cost basis for each period.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended August 31, 2019	For the Nine Months Ended August 31, 2019

Dividends from investments	$10,868	$32,804

Distributions from investments	4,307	13,521

Total dividends and distributions from investments (before foreign taxes withheld of $308 and $839, respectively, and excluding distributions in excess of cost basis)	$15,175	$46,325

Dividends — % return of capital	44%	61%

Distributions — % return of capital	85%	85%

Total dividends and distributions — % return of capital	56%	68%

Return of capital — attributable to net realized gains (losses)	$795	$4,100

Return of capital — attributable to net change in unrealized gains (losses)	7,695	27,462

Total return of capital	$8,490	$31,562

For the nine months ended August 31, 2019, the Fund estimated the return of capital portion of dividends and distributions received to be $28,821 (62%). During the second quarter of fiscal 2019, the Fund increased its return of capital estimate for the year by $2,741 due to 2018 tax reporting information received by the Fund in fiscal 2019. As a result, the return of capital percentage for the nine months ended August 31, 2019 was 68%. In addition, for the nine months ended August 31, 2019, the Fund estimated the cash distributions received that were in excess of cost basis to be $346. Distributions in excess of cost basis for the nine months ended August 31, 2019 were increased by $132 due to 2018 tax reporting information received by the Fund in fiscal 2019.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the nine months ended August 31, 2019, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate debt obligations should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

O. Regulation S-X Amendments — On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and notes to the financial statements.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2019, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$829,613	$802,234	$15,115	(1)	$12,264
Debt investments	13,797	—	13,797		—
Short-term investments	9,687	9,687	—		—

Total assets at fair value	$853,097	$811,921	$28,912		$12,264

Liabilities at Fair Value
Call option contracts written	$177	$—	$177		$—

(1)

The Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2019, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. The Fund categorizes its investment as a Level 2 security for fair value reporting purposes.

As of August 31, 2019, the Fund had Notes outstanding with aggregate principal amount of $200,923 and 3,000,000 shares of MRP Shares outstanding with a total liquidation value of $75,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2019, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$200,923	$208,600
MRP Shares	$75,000	$75,900

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2019.

Three Months Ended August 31, 2019	Equity Investments
Balance — May 31, 2019	$15,526
Purchases	—
Sales	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(3,262)

Balance — August 31, 2019	$12,264

Net change in unrealized gain (loss) of investments still held at August 31, 2019	$(3,262)

Nine Months Ended August 31, 2019	Equity Investments
Balance — November 30, 2018	$35,455
Purchases	9,850
Sales	(35,594)
Transfers in from Level 2	5,361
Realized gains (losses)	17,640
Change in unrealized gains (losses), net	(20,448)

Balance — August 31, 2019	$12,264

Net change in unrealized gain (loss) of investments still held at August 31, 2019	$(2,568)

The purchase of $9,850 relates to the Fund’s investments in EQM Midstream Partners, LP — Series A Convertible Preferred Units (“EQM Convertible Preferred”) in the second quarter of 2019. Sales of $35,594 relate to the redemption of the Fund’s investment in Capital Product Partners L.P. (“CPLP”) Class B Units ($35,455) and the partial sale of Jupiter Resources Inc. (“Jupiter”) shares ($139) during the second quarter of 2019. In connection with the redemption of the CPLP Class B Units, the Fund realized a gain of $17,880. The Fund realized a $240 loss from the partial sale of Jupiter shares. These realized gains (losses) are included on the Fund’s Statement of Operations — Net Realized Gains (Losses). The $5,361 transfer in from Level 2 relates to the Fund’s investment in

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

a senior unsecured note issued by Jupiter Resources Inc. (Level 2). On December 19, 2018, the Fund exchanged this debt investment for Jupiter Resources Inc. common stock as part of a recapitalization transaction. The common stock investment in Jupiter Resources Inc. is not traded and is considered a Level 3 security. The Fund utilizes the beginning of reporting period method for determining transfers between levels.

The $3,262 and $20,448 decrease in unrealized gains (net) for the three and nine months ended August 31, 2019, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns convertible preferred units of EQM Midstream Partners, LP (“EQM”). The convertible preferred units will be convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

The Fund made an initial investment in Jupiter Resources Inc. (“Jupiter”) senior unsecured notes in September of 2014. On December 19, 2018, the Fund received 1,261,366 common shares of Jupiter in exchange for the senior unsecured notes owned by the Fund as part of a recapitalization transaction (shares issued at a price of $4.25 per share). The common shares are not publicly traded. During the second quarter of fiscal 2019, the Fund sold 32,727 shares at a price of $4.25 per share for proceeds of $139.

The Fund’s investment in Jupiter is valued using a combination of the following valuation techniques: (i) an analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”) and (ii) an analysis of the net asset value of the company (“NAV analysis”). In addition to these valuation techniques, the Fund considers any trading activity in Jupiter’s equity when determining its valuation for its investment.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company (“public peers”). The Fund’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple. For this analysis, the Fund utilizes projections provided by external sources as well as internally developed estimates. The analysis focuses on EBITDA projections for the current calendar year as well as future periods. Based on this data, the Fund selects a range of multiples given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Fund applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The NAV analysis is derived using projected cash flows for the company’s proved developed producing (“PDP”) reserves as well as its proved undeveloped reserves and undeveloped acreage. These cash flows are discounted back to present value to determine the value of the company’s assets (including cash-on-hand and the value of any commodity price hedges). For this analysis, the projections are based on internally developed projections. Further, the cash flows attributable to the company’s PDP reserves are discounted at a 10% rate and the cash flows attributable to undeveloped reserves/acreage (net of associated capital expenditures) are discounted at a 20% rate. This value is then reduced by the company’s debt and other liabilities to determine Jupiter’s equity value, or net asset value. When calculating these values, the Fund applies a discount of 20% based on the trading prices of public peers relative to their estimated net asset values.

Under these valuation techniques, the Fund estimates the operating results of Jupiter (including EBITDA). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the company. These estimates will be sensitive to changes in assumptions specific to Jupiter as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: selection of publicly-traded companies, selected ranges for valuation multiples and selection of discount rates.

Changes in EBITDA multiples, or discount rates, each in isolation, may change the fair value of the Fund’s investment. Generally, a decrease in EBITDA multiples, or an increase in discount rates will result in a decrease in the fair value of the Fund’s investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2019:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EQM	$8,885	- Convertible pricing model	- Credit spread	6.0%	6.5%	6.3%
Convertible Preferred Units			- Volatility	27.5%	32.5%	30.0%

Jupiter Resources Inc. Common Shares	3,379	- Public company analysis	- Selected valuation multiples: EV / 2019E EBITDA	3.7x	4.3x	4.0x
			EV / 2020E EBITDA	4.0x	4.5x	4.2x
			- Discount for marketability	15.0%	25.0%	20.0%
		- NAV analysis	- Discount rate	10.0%	20.0%	15.0%
			- Price to NAV discount	20.0%	20.0%	20.0%

Total	$12,264

4.	Concentration of Risk

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2019, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	98.4%
Debt securities	1.6%
Securities of MLPs(1)	24.7%
Largest single issuer	9.4%
Restricted securities	4.9%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. On March 27, 2019, the Fund renewed its investment management agreement with KAFA for a period of one year. The investment management agreement will expire on March 31, 2020 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the nine months ended August 31, 2019, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the Fund’s investments in affiliates as of and for the three and nine months ended August 31, 2019:

	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Change in Unrealized Gains (Losses)
Investment(1)			Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Plains GP Holdings, L.P.	2,205	$48,341	$794	$2,250	$(530)	$1,786
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	15,115	248	703	(336)	(739)

Total		$63,456	$1,042	$2,953	$(866)	$1,047

(1)	See Schedule of Investments for investment classifications.
(2)	During the nine months ended August 31, 2019, there were no purchases or sales of PAGP or PAGP-AAP.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of August 31, 2019, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2018, the tax character of the total $34,494 distributions paid to common stockholders was $2,884 of dividend income and $31,610 of return of capital. The tax character of the total $1,912 distributions paid to holders of MRP shares was dividend income.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

As a result of the 2017 Tax Cuts and Jobs Act (the “Tax Reform Bill”) the Fund may have a limitation on the deductibility of net interest expense. To the extent the Fund’s deductions are limited in any given year, the Fund will be able to utilize such deductions in future periods if it has sufficient taxable income.

The Fund acquired all of the net assets of KYE on August 6, 2018 in a tax-free reorganization under Section 368(a) of the Internal Revenue Code. For certain tax purposes, due to its larger market value at the time of the merger, KYE was determined to be the technical tax acquirer. As of the merger date, KYE and KMF had capital loss carryforwards of $120,101 and $130,791, respectively. As KYE is the technical tax acquirer, KYE’s capital loss carryforwards can be carried forward indefinitely and generally should not be limited as a result of the merger with KMF. Regulations under Section 382 of the Internal Revenue Code (“Section 382”) limit the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

amount of capital gains that can be offset by KMF’s capital loss carryforward to $8,533, annually, until all of KMF’s loss carryforwards are fully utilized. As of the merger date, KMF had $38,230 of unrealized built-in gains for tax purposes. In addition to the Section 382 annual limitation, the Fund will be able to utilize KMF’s capital loss carryforwards up to the amount of built-in gains that are realized.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

At August 31, 2019, the cost basis of investments for federal income tax purposes was $840,251, and the premiums received on outstanding option contracts written were $96. At August 31, 2019, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$115,556
Gross unrealized depreciation of investments (including options, if any)	(102,791)

Net unrealized appreciation of investments before foreign currency related translations	12,765
Unrealized depreciation on foreign currency related translations	(7)

Net unrealized appreciation of investments	$12,758

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2019, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$2,482	$15,115	$21.92	2.6%	1.8%
Senior Notes(4)
Antero Midstream Corporation due 2027	8/7/19	(5)	500	431	460	n/a	0.1	0.1
Antero Midstream Corporation due 2028	(2)	(5)	3,920	3,421	3,577	n/a	0.6	0.4
Ascent Resources Utica Holdings, LLC due 2022	7/31/19	(6)	3,600	3,574	3,645	n/a	0.6	0.4
Ascent Resources Utica Holdings, LLC due 2026	7/31/19	(6)	5,000	4,032	4,180	n/a	0.7	0.5
Epic Crude Services L.P.	2/27/19	(6)	2,000	1,982	1,935	n/a	0.4	0.2

Total				$15,922	$28,912		5.0%	3.4%

Level 3 Investments(7)
Equity Investments
EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(5)	205	$9,850	$8,885	$43.33	1.5%	1.0%
Jupiter Resources Inc.	(8)	(6)	1,229	14,230	3,379	2.75	0.6	0.4

Total				24,080	12,264		2.1	1.4

Total of all restricted investments				$40,002	$41,176		7.1%	4.8%

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of August 31, 2019, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)

These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Unregistered security of a private company.

(7)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(8)	On December 28, 2018, as part of a recapitalization transaction, the Fund received shares from Jupiter Resources Inc.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $10,078 of call options during the nine months ended August 31, 2019.

Interest Rate Swap Contracts — As of August 31, 2019, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2019
Call options written	Call option contracts written	$(177)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2019
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$127	$(83)

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

		For the Nine Months Ended August 31, 2019
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$679	$(80)

9.	Investment Transactions

For the nine months ended August 31, 2019, the Fund purchased and sold securities in the amounts of $182,822 and $237,156 (excluding short-term investments and options).

10.	Credit Facility and Term Loan

On February 8, 2019, the Fund amended and extended its unsecured revolving credit facility (the “Credit Facility”) that was scheduled to mature on February 15, 2019. The Credit Facility has a 364-day term, maturing on February 7, 2020 and a total commitment amount of $100,000. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility. In connection with the renewal and increase in size of the Credit Facility by $25,000, the Fund terminated its existing $35,000 unsecured revolving term loan facility that was scheduled to mature on July 25, 2019.

For the nine months ended August 31, 2019, the average amount outstanding under the Credit Facility was $3,489 with a weighted average rate of 3.77%. As of August 31, 2019, the Fund had no outstanding borrowings under the Credit Facility.

As of August 31, 2019, the Fund was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At August 31, 2019, the Fund had $200,923 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at August 31, 2019.

Series	Principal Outstanding August 31, 2019	Unamortized Issuance Costs	Estimated Fair Value August 31, 2019	Fixed Interest Rate	Maturity
C	$21,000	$46	$22,100	4.00%	3/22/22
D	40,000	132	41,500	3.34%	5/1/23
E	30,000	70	30,900	3.46%	7/30/21
G	24,538	27	24,600	3.07%	8/8/20
H	42,308	136	44,000	3.72%	8/8/23
I	38,077	153	40,500	3.82%	8/8/25
J	5,000	1	5,000	3.36%	10/7/21

	$200,923	$565	$208,600

Holders of the Series C, D and E Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series G, H, I and J Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of August 31, 2019, the weighted average interest rate on the outstanding Notes was 3.57%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2019, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2019, the Fund was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At August 31, 2019, the Fund had 3,000,000 shares of MRP Shares outstanding, with a total liquidation value of $75,000 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at August 31, 2019.

Series	Liquidation Value August 31, 2019	Unamortized Issuance Costs	Estimated Fair Value August 31, 2019	Rate	Mandatory Redemption Date
C	$35,000	$133	$35,400	4.06%	7/30/21
D	20,000	136	19,900	3.36%	9/7/21
E	20,000	282	20,600	4.07%	12/1/24

	$75,000	$551	$75,900

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of August 31, 2019, the Fund’s series C, D and E MRP Shares were rated “A” by FitchRatings. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2019, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At August 31, 2019, the Fund had 197,000,000 shares of common stock authorized and 47,197,462 shares outstanding. As of August 31, 2019, KAFA owned 4,000 shares of the Fund. On June 7, 2019, the Fund completed its program to purchase up to $20,000 of the Fund’s common stock. The repurchase program was first announced on March 28, 2019 and, as approved by the Board of Directors, was to continue until the earlier of (i) the repurchase of $20,000 of common stock or (ii) September 30, 2019. Under this program, the Fund authorized its agents to make purchases in the open market when shares are trading at a discount of at least 8% to the Fund’s net asset value (“NAV”) per share. Under the program, the Fund purchased 1,681,037 shares of its common stock at an average price of $11.90 (total cost of $19,999), which represented an average discount to the Fund’s NAV per share of approximately 12.3%. Transactions in common shares for the nine months ended August 31, 2019 were as follows:

Shares outstanding at November 30, 2018	48,878,499
Shares repurchased	(1,681,037)

Shares outstanding at August 31, 2019	47,197,462

14.	Subsequent Events

On September 30, 2019, the Fund paid its previously declared monthly distribution of $0.075 per common share. Of the total distribution of $3,540, pursuant to the Fund’s dividend reinvestment plan, $300 was reinvested into the Fund through open market purchases of common stock.

On October 3, 2019, the Fund declared monthly distributions of $0.075 per common share to be paid on October 31, November 29, and December 31 of 2019.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, includes Midstream MLPs and other MLPs.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes, including MLP Affiliates of Midstream MLPs. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes as well as MLP Affiliates of Midstream MLPs. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets including General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units or other ownership interests in Master Limited Partnerships. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STOCKHOLDER PROPOSALS

(UNAUDITED)

The Amended and Restated Bylaws currently in effect for the Fund provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Fund’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Fund at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The Fund anticipates that the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on or about April 2, 2020, which is advanced by more than 30 days from the anniversary of the 2019 Annual Meeting of Stockholders. Accordingly, it is anticipated that a stockholder nomination or proposal for the Fund intended to be considered at the 2020 Annual Meeting must be received by the Secretary of the Fund on or after November 4, 2019 and prior to 5:00 p.m. Central Time on December 4, 2019. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2020 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Fund must receive it not fewer than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting, or, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and send its proxy materials. Accordingly, it is anticipated that a stockholder’s proposal under Rule 14a-8(e) should be received by the Fund on or before January 24, 2020 in order to be included in the proxy statement and proxy card for the 2020 Annual Meeting. All nominations and proposals must be in writing.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors

James C. Baker	Director, President and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.